Federated Prudent Bear Fund
Class A Shares
Class C Shares
Institutional Shares
(A Portfolio of Federated Equity Funds)
SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION REVISED OCTOBER 14, 2008.

1.  Under the heading entitled, “Portfolio Manager Information,” please delete the first paragraph and the table immediately following the first paragraph that is titled “Additional Accounts Managed by the Portfolio Manager” and that references Douglas C. Noland and replace it with the following:

Portfolio Manager Information

The following information about the Fund’s portfolio manager is provided as of December 31, 2008.

Additional Accounts Managed by Portfolio Manager
Types of Accounts Managed by Douglas C. Noland	Total Number of Additional Accounts Managed / Total Assets*
Registered Investment Companies	1 Fund/$389.387 million
Other Pooled Investment Vehicles	0
Other Accounts	0

2.  Under the heading entitled, “Portfolio Manager Information,” please delete the sentence that follows the table for Patrick Ryan Bend and replace it with the following:

Dollar value range of shares owned in the Fund:  $1-$10,000.

January 20, 2009

Cusip             314172354
Cusip             314172347
Cusip             314172339
39929 (01-09)